                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference into the Registration Statement on Form S-3 of our report dated January 25, 2001 with respect to the consolidated financial statements of Information Architects Corporation and Subsidiary included in the Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ HOLTZ RUBENSTEIN & CO., LLP
HOLTZ RUBENSTEIN & CO., LLP

Melville, New York
June 12, 2001